BBH TRUST

BBH INTERMEDIATE MUNICIPAL BOND FUND
CLASS N SHARES ("BBINX")
CLASS I SHARES ("BBIIX")

SUPPLEMENT DATED FEBRUARY 28, 2019
TO THE PROSPECTUS DATED FEBRUARY 28, 2019

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the
Prospectus.
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•	The Dividends and Distributions section of the prospectus beginning on page 36 is hereby deleted in its entirety and replaced with the following:

Dividends and Distributions
The Fund declares and pays dividends monthly and capital gains distributions, if any, annually. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal income or excise tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.
Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.
Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.